                             Kemper Technology Fund

                         ANNUAL REPORT TO SHAREHOLDERS
                      FOR THE YEAR ENDED OCTOBER 31, 1995

Seeking growth of capital

     "...global demand fueled earnings growth that surpassed even the more optimistic projections..."

[KEMPER MUTUAL FUNDS LOGO]

                                    Table of
                                    Contents


General
Economic Overview                                 3
Performance Update                                5
Terms to Know                                     8
Industry Sectors                                 10
Largest Holdings                                 11
Portfolio of
Investments                                      12
Report of
Independent Auditors                             15
Financial Statements                             16
Notes to
Financial Statements                             18
Financial Highlights                             22

At A Glance

Kemper Technology Fund Total Returns for the year ended October 31, 1995 (unadjusted for any sales charge):


                                                        LIPPER
                                                      SCIENCE &
                                                      TECHNOLOGY
                                                    FUNDS CATEGORY
CLASS A          CLASS B            CLASS C            AVERAGE*
47.30%           45.65%             46.23%              42.60%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                     AS OF            AS OF
                                                    10/31/95         10/31/94
KEMPER TECHNOLOGY FUND
CLASS A                                              $14.63           $11.50
KEMPER TECHNOLOGY FUND
Class B                                              $14.39           $11.45
KEMPER TECHNOLOGY FUND
CLASS C                                              $14.45           $11.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
LIPPER RANKINGS
--------------------------------------------------------------------------------

COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE AND TECHNOLOGY FUNDS
CATEGORY*

                                  CLASS A          CLASS B          CLASS C
1-YEAR                            # 14 OF          # 18 OF          # 17 OF
                                  32 FUNDS         32 FUNDS         32 FUNDS
5-YEAR                            # 12 OF
                                  15 FUNDS         N/A              N/A
10-YEAR                           # 8 OF
                                  13 FUNDS         N/A              N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER TECHNOLOGY FUND PAID THE FOLLOWING DIVIDENDS:

                                CLASS A         CLASS B          CLASS C
LONG-TERM
CAPITAL GAIN:                    $1.50           $1.50            $1.50
--------------------------------------------------------------------------------


About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

        Specifically, your report now includes:

- Terms you need to know related to your fund

- A look at your fund's sector weightings and how they have changed

- A comparison of your fund and its benchmark sector weightings

- Your fund's largest individual holdings

        If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

  Kemper Mutual Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

General Economic Overview


                    STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
     [PHOTO]        OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND
       OF           ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS,
STEPHEN B. TIMBERS  INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A
                    GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM
                    HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

        As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                Now (10/31/95)          6 months ago            1 year ago           2 years ago
10-year Treasury rate(1)            6.04                    6.63                    7.96                5.72
Prime rate(2)                       8.75                    9.00                    8.15                6.00
Inflation(3)                        2.74                    3.18                    2.60                2.74
Dollar(4)                          -1.05                  -10.02                   -5.65                1.23
Capital goods orders(5)*            7.60                   17.84                   13.93               23.75
Industrial production(6)            2.20                    3.31                    6.58                2.98
Employment growth(7)                1.79                    2.30                    3.25                2.47



*    Data as of September 30, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.


        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,



Stephen B. Timbers

Stephen B. Timbers
CHIEF INVESTMENT AND EXECUTIVE OFFICER
November 6, 1995

          Richard Goers is senior vice president of Kemper Financial Services,
[PHOTO    Inc. and portfolio co-manager of Kemper Technology Fund. Mr. Goers
  OF      began his career with Kemper in 1968. He received his B.S. degree in
RICHARD   Business Administration from Iowa State University and went on to
GOERS]    receive his MBA at Northwestern University.

          Frank Korth is senior vice president of Kemper Financial Services,
[PHOTO    Inc. and portfolio co-manager of Kemper Technology Fund. Mr. Korth
  OF      received his B.A. degree from Mankato State University of Minnesota in
 FRANK    mathematics and his masters of business in finance from Bernard M.
 KORTH]   Baruch College.


Performance Update

KEMPER TECHNOLOGY FUND'S FISCAL YEAR COINCIDED WITH A STRONG BULL MARKET DOMINATED BY TECHNOLOGY STOCKS. DICK GOERS AND FRANK KORTH -- PORTFOLIO CO-MANAGERS OF KEMPER TECHNOLOGY FUND -- DISCUSS THE FUND'S PERFORMANCE AND THEIR STRATEGY FOR THE COMING MONTHS.

Q        THE TECHNOLOGY SECTOR HAS ENJOYED SOME TERRIFIC PERFORMANCE OVER THE
PAST YEAR. WAS THIS GROWTH IN LINE WITH YOUR EXPECTATIONS?

A        DICK GOERS:  We were confident that technology stocks would do well this year but, quite honestly, we had no idea they would be this strong. Tremendous global demand fueled earnings growth that surpassed even the more optimistic projections. (See sidebar on page 8 for some of the secular growth drivers for technology).

Q        DID THESE STOCKS MOVE STRAIGHT UP THROUGH THE YEAR?

A        FRANK KORTH:  Not really. In  general, technology issues picked up steam last November and remained strong through February. But then they seemed to stall out relative to other stock groups. What happened was many investors -- and even the managements of some companies -- expected business to slow down in the spring. After several months of strong returns we grew cautious as well, adding to our health care positions as a defensive play and hedging the portfolio so that it would act like one with about 20% cash. As it turned out, business actually accelerated, the stocks continued to rise and that "insurance" wasn't necessary.

DG:      It became apparent that the anticipated slowdown wasn't going to happen -- at least not as soon or as sharply as expected. So our caution was limiting the fund's participation in an extended rally. We quickly reduced the hedge and got the portfolio back into the market completely. Since late spring the fund's been fully invested.

Q        ALTHOUGH THE FUND HAS ENJOYED STRONG ABSOLUTE PERFORMANCE OVER THE
LONG-TERM, ITS RETURNS ARE ABOUT IN THE MIDDLE OF THE PACK RELATIVE TO ITS PEERS. WHAT DO YOU ATTRIBUTE THIS TO?

A        FK:  I think our broader diversification plays a part.

DG:      That's probably true.  A lot of the funds in the Lipper Science and
Technology group have a more narrow investment focus, concentrating on only one or two subsectors. That can provide some stellar returns when those particular sectors are hot, and boost relative rankings. But those funds are also especially vulnerable when their sectors fall out of favor.

FK:      We try to avoid that kind of volatility by diversifying. As of
October 31, the fund held 136 stocks, spread across a number of subsectors. This can help reduce

Performance Update

the potential for large declines in the portfolio because weakness in one subsector will often be offset by strength in another.

DG:      Some shareholders may be wondering about the fund's low relative ranking for the five-years ended in October. A big factor for that period was weakness in our health care positions during 1992 and 1993. You may recall that a number of stocks in this sector stumbled when it appeared the Clinton administration was going to make some significant changes to the nation's health care system. Since then, however, health care stocks have generally recovered. At this point they're actually doing rather well.

FK:      Of course none of this is to say that we're satisfied with middle-of-the-pack performance. We're actively working with our analysts to fine-tune our stock picking and to help improve our relative performance going forward.

Q        WHAT SECTORS ARE YOU CONCENTRATING ON NOW?

A        DG:      We're currently focused on five primary areas:

- Semiconductors. Through the past year this has been one of the best-performing technology subsectors. Supply has been tight relative to demand, so margins have increased. Intel, which produces microprocessor chips, and Micron Technology, which makes memory chips, are two of our largest holdings.

- Communications. This area includes wireless telecommunications and data communications, both of which continue to show promise. The proliferation of data traffic, rapid adoption of wireless communication and huge investments by developing countries should support growth for a good while to come. In wireless communications we own names like Nokia Telecom and Motorola. In data communications, we own companies like Cisco Systems, 3Com and U.S. Robotics, that should benefit from the growing activity on the Internet.

- Personal Computers. The PC is quickly becoming the dominant "information appliance" for homes. In addition, these companies are benefiting from corporate upgrades in hardware and software and continuing industry consolidation. In this sector we own market leaders like Compaq, Dell and Microsoft.

- Systems, Software and Services. We see attractive growth opportunities in this area as more companies choose to outsource their data processing operations in order to focus on core operations. Electronic Data Systems (General Motors "E") and First Data are two big players. Companies like Oracle and Hewlett-Packard are benefitting from the continued trend toward distributed computing.

- Life Sciences. In late 1994 and early 1995 we increased our position in drug stocks as a defensive measure. Companies like Abbott Labs, Merck and Pfizer enjoyed strong sales both domestically and abroad, and the weak dollar made foreign profits even better when translated back to dollars. As the dollar strengthened and those stocks began to lose some of their sparkle, we turned to biotechnology and medical devices. We like Amgen, a leader in new drug development with some promising new products on the horizon. We also own Cephalon, which has had successful trials for a drug to treat Lou Gehrig's disease. In medical devices we own Medtronic, manufacturer of cardiac pacemakers, and Boston Scientific which makes a wide variety of catheters. Both have been winners for us this year.

Q        IN THIS STRONG MARKET, WERE THERE ANY DISAPPOINTMENTS?

A        FK:      There were a few companies that underperformed, mostly for reasons specific to their particular operations.

DG:      Apple Computer was one example. It's been gradually losing market share to "Wintel" PCs that use Microsoft's Windows and Intel microprocessors.

FK:      Dick is a big Apple Macintosh user; selling that stock was like cutting off an arm.

DG:      Fortunately it wasn't a huge holding. But still, it was a
disappointment. Along the same lines we had EMC Corp., a company that makes data storage systems. It had been doing well against its main competitor, IBM. But things have gotten a lot tougher in terms of product pricing. We grew increasingly concerned about its

                                                              Performance Update

long-term prospects and decided to walk away. Another company, Sybase, a manufacturer of database management software, had trouble bringing a new version of its key product to market.

FK:      In addition to stocks that underperformed for one reason or another, there are certain cases where we wish we'd jumped aboard sooner. For example, Ascend Communications is up by almost 400% for the year. Unfortunately, we were late getting into it and missed a lot of that appreciation.

DG:      The Internet is a more general example. We knew this was going to be an important play down the road, but we underestimated just how rapidly the whole phenomenon would develop. Had we known, we might have established a greater exposure to this area somewhat sooner.

Q        COULD YOU DESCRIBE YOUR PROCESS AS CO-MANAGERS OF THE FUND?

A        FK:      We try to play upon our respective strengths. Dick tends to buy and hold. I like to trade a bit more actively. My background includes time as a quantitative strategist -- so that brings a different perspective than Dick's approach, which is more qualitative. In the end, those differences tend to complement each other and create a certain balance.

DG:      Typically, I'll hear about a company or meet with its management and if I like their story I'll talk with Frank about it. He'll focus on how the stock's trading and how it's likely to do in the coming weeks or months. Of course, we also get information and opinions from our analysts and other sources. Where we disagree on big questions we can usually arrive at a compromise.

Q        LAST YEAR KEMPER TECHNOLOGY FUND PAID $1.50 PER SHARE IN LONG-TERM
CAPITAL GAINS. WHAT IS YOUR EXPECTED DISTRIBUTION FOR 1995? DO YOU TRY TO LIMIT THESE TAXABLE DISTRIBUTIONS?

A        FK:      At this time we're projecting a somewhat higher distribution than in 1994 -- most of that being long-term capital gains. A final figure should be available to shareholders closer to the end of the calendar year, around mid-December.

DG:      My dad, who is a shareholder, complains about capital gain distributions because he has to pay taxes on them. I suspect that's a pretty common concern. In 1992 we eliminated dividend income as an objective of the fund, since most technology firms retain their profits for research and development rather than paying dividends. That essentially eliminated the occurrence of taxable ordinary income. But in a bull market like the one we've seen this year, there's really no way to avoid some capital gains.

FK:      We do try to limit the capital gain distributions. For example, when trimming positions we'll sell the highest-cost blocks of shares to hold down taxable gains. At the same time, however, we manage the fund for long-term total return. We're not going to let a potential taxable gain dictate our management of the portfolio.

Q        WHAT'S YOUR OUTLOOK FOR THE COMING YEAR?


A        FK:      We still see a lot of potential for growth, although not at the pace we've seen during the past year. We're beginning to see earnings level off and down the line there are definitely going to be some disappointments. As fund managers, this means we'll have to be increasingly selective. This, of course, plays to our research strengths.

DG:      The important point is that technology has become so pervasive -- at home, at work and even at play -- that it's very much a secular, long-term growth story. We're managing the fund with that view.

Technology Bull Market

WHAT'S BEHIND THE TECHNOLOGY BULL MARKET?

According to Dick Goers, portfolio co-manager of Kemper Technology Fund, businesses in the technology sector are being helped by several ongoing trends. Among them:

- A stress by companies of all sizes and geographies on productivity. The way to boost productivity is usually to invest in computer -- or communications-based systems.

- An outbreak of competition, especially in the communications field. For example, wireless operators, cable TV companies and long-distance carriers are all looking to compete with traditional telephone companies to provide local service. Each will invest in infrastructure and, as competition escalates, consumers should see lower prices and a number of innovative services which ought to grow the overall market. This is even more evident in developing countries.

- Reaching price/performance flashpoints. Electronic systems get lower in cost and higher in capability year in and year out. Big markets are created when certain critical points are reached. Examples: Low-cost, high-speed CD-ROM players that expand the capabilities of home computers; new digital technology for cellular telephones that multiplies capacity and cuts costs; 18-inch satellite dishes (down from six feet) that make direct broadcast television appealing; and high-speed modems and friendlier interface software that make the Internet a global happening.

Terms to Know

CYCLICAL Pertaining to a variable -- such as housing starts, car sales or the price of a stock -- that is subject to regular or irregular up- and-down movements.

HEDGE A security transaction that reduces the risk of an existing investment position. An example is the purchase of a put option in order to offset, at least partially, the potential losses from owned stock. While hedges reduce potential losses, they also tend to reduce potential profits.

SECULAR TREND Relatively consistent movement of a variable over a long time period.

Performance Update

--------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns*
--------------------------------------------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)
                                                                                    LIFE OF
                                           1-YEAR       5-YEAR        10-YEAR        CLASS
                                           ------       ------        -------       ------
KEMPER TECHNOLOGY FUND CLASS A             38.85%       21.99%        16.13%         13.19%   (SINCE 9/7/48)
KEMPER TECHNOLOGY FUND CLASS B             42.65%        N/A           N/A           41.64    (SINCE 5/31/94)
KEMPER TECHNOLOGY FUND CLASS C             46.23%        N/A           N/A           43.86    (SINCE 5/31/94)
--------------------------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Technology Fund Class A from 1/1/79 through 10/31/95
--------------------------------------------------------------------------------------------------------------------


                                             1/1/79        10/31/95
- KEMPER TECHNOLOGY FUND CLASS A(1)          $10,000       $117,033
- RUSSELL 1000 GROWTH INDEX**                 10,000        106,180
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000        120,006
- STANDARD & POOR'S 500 STOCK INDEX++         10,000        116,098
--------------------------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Technology Fund Class B from 5/31/94 through 10/31/95
--------------------------------------------------------------------------------------------------------------------


                                             5/31/94            12/31/94          10/31/95
- KEMPER TECHNOLOGY FUND CLASS B(1)          $10,000            $11,276           $16,693
- RUSSELL 1000 GROWTH INDEX**                 10,000             10,529            13,825
- WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000             10,492            13,941
- STANDARD & POOR'S 500 STOCK INDEX++         10,000             10,284            13,269
--------------------------------------------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Technology Fund Class C from 5/31/94 through 10/31/95
--------------------------------------------------------------------------------------------------------------------

                                             5/31/94            12/31/94          10/31/95
-  KEMPER TECHNOLOGY FUND CLASS C(1)          $10,000            $11,286           $16,760
-  RUSSELL 1000 GROWTH INDEX**                 10,000             10,529            13,825
-  WILSHIRE LARGE COMPANY GROWTH INDEX+        10,000             10,492            13,941
-  STANDARD & POOR'S 500 STOCK INDEX++         10,000             10,284            13,269


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the applicable contingent deferred sales charge of 3%. The maximum contingent deferred sales charge is 4%. There is no sales charge for Class C Shares. Average annual returns reflect annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is 1/1/79. As a result, we are not able to illustrate the life of fund performance (since 9/7/48) for the Kemper Technology Fund. In comparing the fund to the two indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices. Beginning with the next annual report, we will stop showing the Wilshire Large Company Growth Index and will instead show the Russell 1000 Growth Index, a more readily available index.

** The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

+ The Wilshire Large Company Growth Index is an unmanaged index, which generally represents the market for stocks of larger companies (selected on the basis of sales growth, return on equity, and dividend payout). Source is Wilshire Associates Incorporated.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

Industry Sectors

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS (BASED ON TOTAL NET ASSETS) IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON OCTOBER 31, 1995, APRIL 30, 1995 AND ON OCTOBER 31, 1994.


                               KEMPER TECHNOLOGY            KEMPER TECHNOLOGY            KEMPER TECHNOLOGY
                                  FUND AS OF                    FUND AS OF                   FUND AS OF
                                   10/31/95                       4/30/95                     10/31/94
ELECTRONIC PARTS                     29.8%                         19.6%                        17.0%
PERSONAL COMPUTING                   14.5%                         11.0%                         9.5%
COMMUNICATIONS                       19.6%                         12.6%                        20.1%
SYSTEMS, SOFTWARE & SERVICES         16.6%                         24.1%                        21.0%
LIFE SCIENCES                        14.6%                         22.1%                        13.8%
INDUSTRIAL TECHNOLOGY/MISC.           4.1%                          7.2%                        12.2%
CASH & EQUIVALENT                     0.8%                          3.3%                         6.4%


A COMPARISON WITH THE HAMBRECHT & QUIST INDEX

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS (BASED ON TOTAL NET ASSETS) IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER TECHNOLOGY FUND REPRESENTED ON OCTOBER 31, 1995, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE HAMBRECHT & QUIST (H&Q) TECHNOLOGY INDEX. IN CONTRAST WITH BROADER INDICES SUCH AS THE WILSHIRE GROWTH INDEX, THE RUSSELL 1000 GROWTH INDEX OR THE S&P 500 STOCK INDEX, THE H&Q IS COMPRISED ONLY OF TECHNOLOGY STOCKS AND, AS SUCH, IS USED BY MANAGEMENT OF KEMPER TECHNOLOGY FUND AS AN INTERNAL PERFORMANCE BENCHMARK.


                               KEMPER TECHNOLOGY            H & Q TECHNOLOGY
                                  FUND AS OF                   INDEX AS OF
                                   10/31/95                      10/31/95
ELECTRONIC PARTS                     29.8%                         18.9%
PERSONAL COMPUTING                   14.5%                         15.2%
COMMUNICATIONS                       19.6%                         21.2%
SYSTEMS, SOFTWARE & SERVICES         16.6%                         27.1%
LIFE SCIENCES                        14.6%                         17.2%
INDUSTRIAL TECHNOLOGY/MISC.           4.1%                          0.5%
CASH & EQUIVALENTS                    0.8%                          0.0%


                                                                Largest Holdings

THE FUND'S 10 LARGEST HOLDINGS
REPRESENTING 31.1% OF THE FUND'S TOTAL NET ASSETS ON OCTOBER 31, 1995

--------------------------------------------------------------------------------
Holdings                                                                Percent
--------------------------------------------------------------------------------
1. Hewlett   One of the largest suppliers of enterprise computer systems.  4.6%
   Packard   Huge success in low-cost printers for use with personal
   [LOGO]    computers is being followed up with rapid growth in its own
             PC business.

2. Cisco     Largest, most comprehensive supplier of routing software and  3.8%
   Systems   related systems that direct the flow of data between local
   [LOGO]    area networks. A play on the explosive growth of the Internet.

3. Intel     Longest-standing investment of the Fund. In microprocessors   3.4%
   [LOGO]    for personal computers, Intel is dominant and has gotten even stronger over the past year. A new opportunity is in larger computer systems using multiple Pentium or Pentium Pro chips.

4. Microsoft The other overwhelming beneficiary of personal computer       3.3%
   [LOGO] growth. Its Windows 95 operating system seems to be selling well. Additional potential over the next few years will be in more capable systems for corporations and in on-line networking.

5. Texas     One of the inventors of the integrated circuit that really    2.9%
 Instruments fuels the onward march of technology. Big positions in
   [LOGO]    memory and digital signal processing chips. Marginal
             businesses have been trimmed.

6. Medtronic Largest supplier of medical technology (e.g., implantable     2.8%
   [LOGO] heart pacers and defibrillators) for treating cardiovascular conditions. Strong research and marketing capabilities.

7. Micron    Scrappy company thriving in the brutally competitive memory   2.8%
   [LOGO]    chip market. We like Micron's low cost culture and customer desires for ever-growing amounts of memory in PCs and other electronic systems.

8. Compaq    Leading personal computer vendor worldwide. It has the        2.7%
   [LOGO]    advantages of scale, an increasingly efficient manufacturing operation and the better margins that come with its upscale computer "server" business.

9. Dell      World's largest direct marketer of PCs and a major            2.7%
   [LOGO]    manufacturer of them as well. The focus on direct
             distribution leads to low costs and the ability to react quickly to changing market conditions. Management has been strengthened in recent years.

10. Linear   Major supplier of high-end linear semiconductors -- ones      2.1%
 Technology  that deal with the continuously variable real world, not
   [LOGO]    just that of the digital computer. This is a terrific
             business in that the products tend to be long-lived and high-margined.

Microsoft is either a registered trademark or a trademark of Microsoft Corporation in the United States and/or other countries. The Dell logo is a trademark of Dell Computer Corporation. All other brands and names are property of their respective owners.

Portfolio of Investments

KEMPER TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1995
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                                                 Number of shares   Value
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS

ELECTRONIC
COMPONENTS - 21.6%
                                (b)   Actel Corp.                                      166,346     $  1,955
                                (b)   Atmel Corporation                                550,000       17,188
                                      AVX Inc.                                         125,000        3,891
                                (b)   Cirrus Logic Inc.                                 50,000        2,106
                                (b)   C. P. Clare Corp.                                100,000        2,587
                                (b)   Cypress Semiconductor                            200,000        7,050
                                (b)   Information Storage Devices                       75,000        1,631
                                (b)   Integrated Device Technology Inc.                150,000        2,850
                                      Intel Corporation                                500,000       34,937
                                (b)   Lattice Semiconductor Corp.                       50,000        1,963
                                      Linear Technology Corporation                    500,000       21,875
                                (b)   LSI Logic Corp.                                  400,000       18,850
                                (b)   Maxim Integrated Products, Inc.                  150,000       11,213
                                (b)   MEMC Electronic Materials                         10,000          320
                                (b)   Microchip Technology Incorporated                150,000        5,953
                                      Micron Technology                                400,000       28,250
                                      Molex Incorporated, "A"                          312,500        9,609
                                (b)   SGS-Thomson Microelectronics                     100,000        4,525
                                      Texas Instruments Inc.                           425,000       29,006
                                      Vishay Intertechnology                            80,000        2,820
                                (b)   VLSI Technology Inc., convertible, 8.25%, 2005    $2,500        2,362
                                (b)   Xilinx, Inc.                                     200,000        9,200
                                      =====================================================================
                                                                                                    220,141
                                      =====================================================================
SEMICONDUCTOR
PRODUCTION
EQUIPMENT - 8.2%

                                (b)   Applied Materials Inc.                           400,000       20,050
                                (b)   Electroglas Inc.                                 100,000        7,025
                                (b)   KLA Instruments Corp.                            200,000        8,550
                                (b)   Lam Research                                     100,000        6,088
                                      Murata Manufacturing Co.                          20,000          704
                                (b)   Novellus Systems, Inc.                           125,000        8,609
                                (b)   Silicon Valley Group Inc.                        190,000        6,151
                                (b)   Tencor Instruments                               175,000        7,459
                                (b)   Teradyne Inc.                                    250,000        8,344
                                (b)   Ultratech Stepper                                210,000        8,400
                                      Veeco Instruments                                100,000        2,400
                                      =====================================================================
                                                                                                     83,780
                                      =====================================================================

PERSONAL COMPUTING - 14.5%            Adobe Systems Incorporated                        54,600        3,112
                                (b)   COMPAQ Computer                                  500,000       27,875
                                (b)   Conner Peripherals Inc.                          400,000        7,200
                                (b)   Data Translation                                  60,000          960
                                      Dell Computer Corp.                              580,524       27,067
                                (b)   Learning Co.                                     125,000        7,375
                                      McAfee Associates, Inc.                          100,000        5,825
                                (b)   Microsoft Corporation                            340,000       34,000
                                (b)   Seagate Technology                               300,000       13,425
                                (b)   7th Level, Inc.                                  250,000        3,688
                                (b)   Smartflex Systems                                 40,000          585
                                (b)   S3 Inc.                                          400,000        6,850
                                (b)   Stormedia                                        100,000        4,600
                                (b)   Symantec Corp.                                   200,000        4,862
                                      =====================================================================
                                                                                                    147,424
                                      =====================================================================

                                                        Portfolio of Investments

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
                                                                                  Number of shares  Value
-----------------------------------------------------------------------------------------------------------
COMMUNICATIONS - 19.6%

                                (b)   ADC Telecommunications                           125,000     $  5,000
                                      Allen Group                                       75,000        1,838
                                (b)   America On-Line Inc.                              30,000        2,400
                                (b)   Ascend Communications Inc.                       150,000        9,750
                                (b)   Bay Networks Inc.                                250,000       16,563
                                (b)   Black Box Corp.                                  125,000        2,031
                                (b)   Cisco Systems, Inc.                              500,000       38,750
                                (b)   Colonial Data Technologies Corp.                 175,000        2,406
                                (b)   DSC Communications                               250,000        9,250
                                (b)   FORE Systems Inc.                                100,000        5,300
                                (b)   LM Ericsson
                                        "B" shares                                     130,000        2,759
                                        ADRs                                           160,000        3,418
                                (b)   Mobile Media Corp.                                75,000        1,969
                                      Motorola, Inc.                                   100,000        6,562
                                (b)   NETCOM On-Line Communications
                                      Services, Inc.                                   100,000        5,825
                                (b)   Netscape Communications                           70,000        6,160
                                      Oy Nokia, AB
                                        "A" shares                                     100,000        5,721
                                        ADRs                                            20,000        1,115
                                (b)   Paging Network, Inc.                             180,000        4,140
                                (b)   PSINet Inc.                                      100,000        1,775
                                      Sirti SpA                                        126,730          772
                                (a)   Socket Communications                            134,756          472
                                (b)   Spyglass Inc.                                     50,000        2,488
                                (b)   Stratacom, Inc.                                  150,000        9,225
                                      Telekom Malaysia                                  93,000          666
                                (b)   Tellabs, Inc.                                    100,000        3,400
                                (b)   3Com Corp.                                       461,300       21,681
                                      U.S. Robotics                                    210,000       19,425
                                (b)   UUNET Technologies Inc.                          100,000        6,075
                                      Vodafone Group                                   507,832        2,095
                                      =====================================================================
                                                                                                    199,031
-----------------------------------------------------------------------------------------------------------

SYSTEMS, SOFTWARE
AND SERVICES - 16.6%

                                (b)   Alternative Resources Corp.                       75,000        2,325
                                (b)   Avid Technology Inc.                              50,000        2,188
                                (b)   Cadence Design Systems                           180,000        5,805
                                (b)   Checkfree Corp.                                   75,000        1,584
                                      Computer Associates
                                      International, Inc.                               50,000        2,750
                                      Cooper & Chyan Technology                         50,000          706
                                (b)   Epic Design Technology                            75,000        3,450
                                      First Data Corporation                           318,943       21,090
                                      General Motors Corporation, "E"                  200,000        9,425
                                      Getronics                                         53,791        2,563
                                      HBO & Co.                                         50,000        3,537
                                      Hewlett-Packard Company                          500,000       46,313
                                (b)   Informix Corp.                                   400,000       11,650
                                (b)   Mentor Graphics Corp.                            125,000        2,625
                                (b)   Oracle Systems Corporation                       200,000        8,725
                                (b)   Parametric Technology Corporation                250,000       16,750
                                (b)   PeopleSoft, Inc.                                  50,000        4,300
                                (b)   PLATINUM technology Inc.                         250,000        4,562
                                (b)   Silicon Graphics, Inc.                           400,000       13,300
                                (b)   Transaction Systems Architects, "A"               75,000        1,950
                                (b)   Wonderware Corp.                                 100,000        3,175
                                      =====================================================================
                                                                                                    168,773

Portfolio of Investments

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
                                                                                Number of shares   Value
-----------------------------------------------------------------------------------------------------------
LIFE SCIENCES - 14.6%


                                (b)   Agouron Pharmaceuticals, Inc.                     30,000    $     780
                                (b)   Alteon Inc.                                      150,000        1,406
                                (b)   Amgen Inc.                                       450,000       21,600
                                (b)   Angeion Corporation                              250,000        2,281
                                      Astra AB Fria, "A"                               250,000        9,182
                                      Athena Neurosciences Inc.                         80,000          750
                                      BioChem Pharma                                    25,000          956
                                (b)   Boston Scientific Corp.                          273,216       11,509
                                      Cephalon Inc.                                    150,000        4,500
                                      Genzyme Corp.                                    207,500       12,087
                                (b)   Gilead Sciences Inc.                             100,000        1,950
                                      Guidant Corp.                                     58,663        1,877
                                (b)   IDEXX Laboratories                               210,000        8,558
                                (b)   Isis Pharmaceuticals, Inc.                       400,692        4,057
                                      Lifecore Biomedical, Inc.                        200,000        1,975
                                      Ligand Pharmaceutical                            100,000          787
                                      Magainin Pharmaceuticals                         100,000          813
                                      Medtronic, Inc.                                  500,000       28,875
                                      Neurogen Corp.                                    40,000          890
                                      Pfizer, Inc.                                     300,000       17,212
                                (b)   Pharmos Corporation                              387,111          750
                                      Schering-Plough Corporation                      150,000        8,044
                                (b)   St. Jude Medical, Inc.                            50,000        2,663
                                (b)   Thermedics Inc.                                  130,000        2,389
                                (b)   ThermoTrex Corporation                            40,000        1,435
                                (b)   Vidamed Inc.                                     200,000        1,425
                                      =====================================================================
                                                                                                    148,751
                                      =====================================================================
INDUSTRIAL TECHNOLOGY
AND MISCELLANEOUS -
4.1%

                             (a)(b)   Advanced Technology Ventures II,
                                      17.9% limited partnership interest                    --        1,434
                                      Ashland Coal, Inc.                                35,000          831
                             (a)(b)   Crosspoint Venture Partners 1993,
                                      3.1% limited partnership interest                     --        1,744
                             (a)(b)   GEO Capital III, L.P.,
                                      5.0% limited partnership interest                     --        4,069
                                (b)   ITI Technologies                                  50,000        1,263
                                      Omron Corp.                                       67,000        1,570
                                (b)   Solectron Corp.                                  200,000        8,050
                                (b)   Thermo Electron Corporation                      325,000       14,950
                                      ThermoSpectra Corp.                               65,000        1,056
                                (b)   Zebra Technologies Corporation                   120,000        7,140
                                      =====================================================================
                                                                                                     42,107
                                      =====================================================================
                                      TOTAL INVESTMENTS--99.2%
                                      (Cost: $634,559)                                            1,010,007
                                      =====================================================================
                                      OTHER ASSETS, LESS LIABILITIES--.8%                             7,948
                                      =====================================================================
                                      NET ASSETS--100%                                           $1,017,955
                                      =====================================================================

See accompanying Notes to Portfolio of Investments.

                                                        Portfolio of Investments
-------------------------------------------------------------------------------
Notes to Portfolio of Investments
-------------------------------------------------------------------------------
(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on October 31, 1995, with the exception of Socket Communications, which was valued at 70% of current market value. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At October 31, 1995, the aggregate value of the Fund's restricted securities was $7,719,000, which represented .76% of net assets.

                                                 Date of                   Number
Security Description                           Acquisition               of Shares              Cost
--------------------------------------------------------------------------------------------------------
                                                                        17.9% limited
Advanced Technology Ventures II               December 1994         partnership interest    $  1,899,604

                                                April 1993
                                                   to                   3.1% limited
Crosspoint Venture Partners 1993              October 1995          partnership interest    $  1,400,000

                                             December 1993
                                                   to                   5.0% limited
GEO Capital III, L.P.                        September 1995         partnership interest    $  1,484,080

                                                May 1994
                                                   to
Socket Communications                         December 1994                134,756 shs.     4.62 per share


(b) Non-income producing security.

Based on the cost of investments of $634,559,000 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $381,732,000, the aggregate gross unrealized depreciation was $6,284,000 and the net unrealized appreciation on investments was $375,448,000.

See accompanying Notes to Financial Statements.


Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER TECHNOLOGY FUND

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Technology Fund, as of October 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Technology Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
November 28, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
(IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $634,559)                                                                                $1,010,007
----------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                   1,604
----------------------------------------------------------------------------------------------------------
  Investments sold                                                                                  15,299
----------------------------------------------------------------------------------------------------------
  Dividends and interest                                                                                82
----------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                 1,026,992
==========================================================================================================

----------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
----------------------------------------------------------------------------------------------------------
Cash overdraft                                                                                         729
----------------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                                 686
----------------------------------------------------------------------------------------------------------
  Investments purchased                                                                              6,720
----------------------------------------------------------------------------------------------------------
  Management fee                                                                                       460
----------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                             27
----------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                          126
----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                               180
----------------------------------------------------------------------------------------------------------
  Other                                                                                                109
----------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                9,037
----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $1,017,955
==========================================================================================================

----------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $  512,232
----------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                     126,537
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign currencies        375,537
----------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                  3,649
----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $1,017,955
==========================================================================================================

----------------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($957,565 / 65,450 shares outstanding)                                                            $14.63
----------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                       $15.52
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($41,034 / 2,851 shares outstanding)                                                              $14.39
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($1,577 / 109 shares outstanding)                                                                 $14.45
----------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($17,779 / 1,214 shares outstanding)                                                              $14.64
----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                           Financial Statements

STATEMENT OF OPERATIONS
Year ended October 31, 1995
(IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Dividends                                                                                           $3,489
Interest                                                                                             1,788
    Total investment income                                                                          5,277
Expenses:
  Management fee                                                                                     4,542
  Distribution services fee                                                                            173
  Administrative services fee                                                                        1,245
  Custodian and transfer agent fees and related expenses                                             1,059
  Professional fees                                                                                     81
  Reports to shareholders                                                                              115
  Trustees' fees and other                                                                              80
    Total expenses                                                                                   7,295
NET INVESTMENT LOSS                                                                                 (2,018)
============================================================================================================

------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments (including options purchased)                          142,619
  Net realized loss from options written                                                           (14,813)
    Net realized gain                                                                              127,806
  Change in net unrealized appreciation on investments and assets and
  liabilities in foreign currencies                                                                196,817
Net gain on investments                                                                            324,623
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $322,605
============================================================================================================

------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)
------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                                     1995             1994
------------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                                      $(2,018)             309
  Net realized gain                                                                 127,806           92,337
  Change in net unrealized appreciation                                             196,817           (2,709)
Net increase in net assets resulting from operations                                322,605           89,937
Net equalization credits                                                                114              123
Distributions from net realized gain                                                (92,581)         (38,179)
Net increase from capital share transactions                                         74,163           49,169
TOTAL INCREASE IN NET ASSETS                                                        304,301          101,050
============================================================================================================

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   713,654          612,604
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
OF $3,649 AND $5,095, RESPECTIVELY)                                              $1,017,955          713,654
============================================================================================================

Notes to Financial Statements

1  DESCRIPTION OF THE FUND

Kemper Technology Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

2 SIGNIFICANT
  ACCOUNTING POLICIES

INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open

                                                  Notes to Financial Statements

for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

3   TRANSACTIONS
    WITH AFFILIATES

MANAGEMENT AGREEMENT. The Fund has a management agreement with Kemper Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining gradually to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $4,542,000 for the year ended October 31, 1995.

UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                COMMISSIONS                    COMMISSIONS ALLOWED BY KDI
                                                  RETAINED             -------------------------------------
                                                   BY KDI              TO ALL FIRMS            TO AFFILIATES
                                                ------------           ------------            -------------
Year ended October 31, 1995                       $116,000               840,000                   218,000

For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges

Notes to Financial Statements

(CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:


                                                                  DISTRIBUTION             COMMISSIONS AND DISTRIBUTION
                                                                    FEES AND                    FEES PAID BY KDI
                                                                  CDSC RECEIVED         ------------------------------------
                                                                     BY KDI             TO ALL FIRMS           TO AFFILIATES
                                                                  --------------        ------------           -------------
Year ended October 31, 1995                                         $229,000              658,000                 152,000

ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                       ASF                   ASF PAID BY KDI
                                                                   PAID BY THE       ------------------------------
                                                                   FUND TO KDI       TO ALL FIRMS     TO AFFILIATES
                                                                   -----------       ------------     -------------
Year ended October 31, 1995                                        $1,245,000        1,269,000        116,000

SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended October 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $724,000.

OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. For the year ended October 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.



4   INVESTMENT
    TRANSACTIONS

For the year ended October 31, 1995, investment transactions (excluding short-term instruments) are as follows (dollars in thousands):


Purchases                                                          $879,630
Proceeds from sales                                                 876,222

OPTIONS WRITTEN:                                               CONTRACTS             PREMIUMS
----------------------------------------------------------------------------------------------
Options outstanding at beginning of year                              --             $    --
Option contracts written and terminated
by repurchase                                                        800                6,901
Options outstanding at end of year                                    --                  --

                                                Notes to Financial Statements

5 CAPITAL SHARE
  TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                      Year ended October 31,
                                              1995                              1994
                                     ---------------------            -------------------------
                                     Shares         Amount            Shares          Amount
-----------------------------------------------------------------------------------------------
SHARES SOLD
-----------------------------------------------------------------------------------------------
 Class A                             8,774          $104,886            7,279         $ 75,132
 Class B                             4,556            54,618              496            5,352
 Class C                               123             1,490               16              150
 Class I                             1,586            20,709               --               --
-----------------------------------------------------------------------------------------------
SHARES ISSUED IN REINVESTMENT OF
  DIVIDENDS
-----------------------------------------------------------------------------------------------
 Class A                             7,693            73,098            3,032           30,078
 Class B                               114             1,080               --               --
 Class C                                 3                33               --               --
-----------------------------------------------------------------------------------------------
SHARES REDEEMED
-----------------------------------------------------------------------------------------------
 Class A                           (12,664)         (149,299)          (8,355)         (85,317)
 Class B                            (2,221)          (26,954)             (45)            (495)
 Class C                               (28)             (335)              (5)             (57)
 Class I                              (372)           (5,163)              --               --
-----------------------------------------------------------------------------------------------
CONVERSION OF SHARES
-----------------------------------------------------------------------------------------------
 Class A                                46               574                2               20
 Class B                               (47)             (574)              (2)             (20)
-----------------------------------------------------------------------------------------------
SHARES ISSUED IN ACQUISITION (A)
-----------------------------------------------------------------------------------------------
 Class A                                --               --             2,294           24,326
===============================================================================================
NET INCREASE
FROM CAPITAL
SHARE TRANSACTIONS                                   $74,163                           $49,169
===============================================================================================

(a) On August 26, 1994, the Fund acquired the assets of Kemper Environmental Services Fund in a tax-free exchange.

6    FORWARD FOREIGN
     CURRENCY CONTRACTS

In order to protect itself against a decline in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into a forward contract to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain on this contract is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1995, the Fund has the following forward foreign currency contract outstanding:

                                                Contract amount                          Unrealized gain
          Foreign currency to be delivered      in U.S. dollars       Settlement           at 10/31/95
                   (in thousands)               (in thousands)           date             (in thousands)
          --------------------------------      ---------------       ----------         ----------------
               295,380 Japanese Yen                 $3,000           December 1995             $89

Financial Highlights

                                                                         ----------------------------------------------
                                                                                          CLASS A
                                                                         ----------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                         1995        1994     1993    1992      1991
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                    $ 11.50       10.68     9.95   12.42      9.37
Income from investment operations:
  Net investment income (loss)                                           (.03)         --     (.01)    .01       .13
  Net realized and unrealized gain                                       4.66        1.49     2.03     .04      3.35
Total from investment operations                                         4.63        1.49     2.02     .05      3.48
Less dividends:
  Distribution from net investment income                                  --          --       --     .03       .20
  Distribution from net realized gain                                    1.50         .67     1.29    2.49       .23
Total dividends                                                          1.50         .67     1.29    2.52       .43
Net asset value, end of year                                          $ 14.63       11.50    10.68    9.95     12.42
=======================================================================================================================
TOTAL RETURN                                                            47.30%      14.95    21.76     .32     38.58
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
=======================================================================================================================
Expenses                                                                  .88%         89      .81     .82       .81
Net investment income (loss)                                             (.23)        .05     (.06)    .07      1.24

                                                                 CLASS B                  CLASS C           CLASS I
                                                         -----------------------  -----------------------  ------------
                                                                         MAY 31,                 MAY 31,    JULY 31,
                                                         YEAR ENDED      1994 TO  YEAR ENDED     1994 TO    1995 TO
                                                         OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                                             1995         1994         1995       1994       1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.45         9.99       11.45        9.99      12.72
Income from investment operations:
  Net investment loss                                           (.15)        (.05)       (.15)       (.05)      (.02)
  Net realized and unrealized gain                              4.59         1.51        4.65        1.51       1.94
Total from investment operations                                4.44         1.46        4.50        1.46       1.92
Less distribution from net realized gain                        1.50           --        1.50          --         --
Net asset value, end of period                               $ 14.39        11.45       14.45       11.45      14.64
=======================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                                  45.65%       14.61       46.23       14.61      15.09
-----------------------------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                        1.82%        1.99        1.76        1.83        .65
Net investment loss                                            (1.17)       (1.08)      (1.11)       (.92)      (.33)
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL FUND DATA
-----------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                1995         1994         1993       1992       1991
Net assets at end of year (in thousands)                  $1,017,955      713,654      612,604    559,279    606,295
Portfolio turnover rate                                         105%           81           95         95         81

NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 was determined based on average shares outstanding.

                                                        Shareholder's Meeting

SPECIAL SHAREHOLDER'S MEETING

On September 19, 1995 a joint special shareholders' meeting was held. Kemper Technology Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items are approved. Following are the results for each issue:

-   Election of Trustees

                                  For               Withheld
David W. Belin                    46,340,989        1,276,139
Lewis A. Burnham                  46,479,079        1,138,049
Donald L. Dunaway                 46,364,798        1,252,330
Robert B. Hoffman                 46,374,321        1,242,807
Donald R. Jones                   46,474,317        1,142,811
David B. Mathis                   46,464,794        1,152,334
Shirley D. Peterson               46,460,032        1,157,096
William P. Sommers                46,350,512        1,266,616
Stephen B. Timbers                46,493,364        1,123,764

- Ratification of the selection of Ernst & Young LLP as independent auditors for the fund
    For                             Against          Abstain
    46,077,064                      394,576        1,145,488

-   Approval of new investment management agreement
    For                             Against          Abstain
    44,305,327                    1,188,412        2,123,389

-   Approval of new 12b-1 distribution plan
                                       For           Against          Abstain
    Class B
    Shares                          942,487          50,002           64,836
    Class C
    Shares                           33,072              13            1,617

Trustees and Officers

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

RICHARD A. GOERS
Vice President

FRANK D. KORTH
Vice President

JOHN E. PETERS
Vice President

STEVEN H. REYNOLDS
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary



LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North Lasalle Street
                                  Chicago, IL 60601

SHAREHOLDER SERVICE AGENT         KEMPER SERVICE COMPANY
                                  P.O. Box 419557
                                  Kansas City, MO 64141
                                  1-800-621-1048

CUSTODIAN AND TRANSFER AGENT      INVESTORS FIDUCIARY TRUST COMPANY
                                  127 West 10th Street
                                  Kansas City, MO 64105

INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606

INVESTMENT MANAGER                KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  120 South LaSalle Street
                                  Chicago, IL 60603

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Printed on recycled paper.
This report is not to be distributed                                     1006770
unless preceded or accompanied by a                        Printed in the U.S.A.
Kemper Technology Funds prospectus.
KTF-2 (12/95)